Exhibit 10.15.4

Executive Vice President of Sales (EVP)	Currency is USD
Q4 FY2012 Sales Compensation Plan	Effective: 11/1/2011

Notes To Plans:

•      On Target Earnings (OTE) are paid when 100% of the sales targets are met. OTE is split between the major components noted below.

•      Commissions are paid monthly on the next pay date following the end of the month (usually on the 16th of each month).

•      Management reserves the right to change the compensation plan at any time at their sole discretion and delay commission payment on any transaction.

•      Variable compensation payments will be held until you accept your compensation plan. If you find an error in your plan, please notify your manager immediately.

PRODUCT COMMISSIONS

Subscriptions

•      Quota is based on an ARR number (Annual Recurring Revenue) equal to the amount of subscription revenue Rally would receive in a 12 month period.

•      Quota attainment is applied for the first 12 months on New Orders and Renewal Orders.

•      Quota is assigned on an individual basis and is rolled up to a Team (Territory/Region/Total). Individuals are paid based on the Team quota attainment (not individual attainment).

•      Your Base Commission Rate is calculated as your Quarter Subscription Variable divided by your Quarter Team Subscription Quota.

•      Accelerator rates may apply as follows based on Team Quota Attainment (New and Renewal Orders):

•      Up to 100% = Base Commission Rate, Over 100% =1.500% Accelerator Rate

•      Commissions will be clawed back to the Team at the rate originally paid if the customer does not fulfill 12 months of subscription obligation or ceases to pay.

•      For example, if a customer has a ramp or order for 8 months and they do not renew, then 4 months will be clawed back as they did not fulfill 12 months.

•      Claw backs will apply to unpaid subscription fees only.

Multi-Year Prepaid Subscriptions - New and Renewal

•      Quota attainment and commissionable amount is applied based on the ARR + the ARR Prepay Discount amount (negates the prepay discount).

SERVICES COMMISSIONS - Services Contracts/SOWs Fully Executed

•      Quota is applied based on dollar value of a Statement of Work (SOW).

•      Quota is assigned on an individual basis and is rolled up to a Team (Territory/Region/Total).

•      Individuals are paid based on the Team quota attainment (not individual attainment).

•      Base Services Rate is 0.250%.

•      300% Rule

•      Accelerator rates apply for attainment between 100% of services quota and 300% of quota at 1.5x the base rate. Anything above 300% is paid at the Base
Services Rate.

•      For any SOW over $100,000 and not 100% PrePay:

•      50% of commissionable amount will be booked during the month the SOW was closed.

•      Remaining 50% of commissionable amount will be booked at end of quarter up to 300% of quota.

•      Anything over 300% of quota will be paid in following quarters at their base rate upon deliver.

•      Accelerator rates are only paid once the individual has reached at least 80% of their Team Subscription Quota.

•      Once 80% of the Team Subscription Quota percent attainment has been reached, the accelerators are paid retroactively for the quarter on all attainment over 100%.

•      Management reserves the right to claw back amounts that do not eventually get delivered.

SPIFs

Multi-Year Prepaid Subscriptions

•      An additional one-time SPIF will be paid on: Up Front Cash Value MINUS the ARR Quota attainment. SPIF Rate = 0.500%.

•      It must be 18 months or greater and it must be repaid.

•      The SPIF will be paid only to the individual rep who closed the deal (not Team), the Director/VP, and EVP.

MANAGEMENT BY OBJECTIVE (MBO)

•      MBOs are based on a Plan provided separately by management.

•      MBOs are paid either monthly or quarterly as defined in the plan.

DocuSigned by:		DocuSigned by:

/s/Don Hazell	11/29/2011	/s/Tim Miller	11/30/2011
Employee Signature	Date	Manager Signature	Date

Don Hazell		Tim Miller
Printed Name		Printed Name